2025 Second Quarter Investor Presentation

2 Readers should carefully consider the risks noted above together with other factors including but not limited to those described under Item 1A, 'Risk Factors' in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise Safe Harbor Statement CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts included in this document, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections are forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States ("U.S.") federal securities laws. In some cases, these statements can be identified by the use of forward-looking words such as "may", "should", "could", "anticipate", "estimate", "expect", "plan", "believe", "predict", "potential", "aim", "will", "target", "intend" or similar expressions. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management's control. Forward-looking statements contained in this document may include, but are not limited to, information regarding our estimates for losses and loss expenses, measurements of potential losses in the fair value of our investment portfolio and derivative contracts, our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the outcome of our strategic initiatives including the loss portfolio transfer reinsurance agreement with Cavello Bay Reinsurance Limited, a wholly-owned subsidiary of Enstar Group Limited, our expectations regarding pricing, and other market and economic conditions including the liquidity of financial markets, developments in the commercial real estate market, inflation, our growth prospects, the impact of the current trade and geopolitical environment on our business, and valuations of the potential impact of movements in interest rates, credit spreads, equity securities' prices, and foreign currency exchange rates. Forward-looking statements only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual events or results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following: Insurance Risk • the cyclical nature of insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates; • the occurrence and magnitude of natural and man-made disasters, including the potential increase of our exposure to natural catastrophe losses due to climate change and the potential for inherently unpredictable losses from man-made catastrophes, such as cyber-attacks; • the effects of emerging claims, systemic risks, and coverage and regulatory issues, including increasing litigation and uncertainty related to coverage definitions, limits, terms and conditions; • actual claims exceeding reserves for losses and loss expenses; • losses related to the conflict in the Middle East, the Russian invasion of Ukraine, terrorism and political unrest, or other unanticipated losses; • the adverse impact of social and economic inflation; • the failure of any of the loss limitation methods we employ; • the failure of our cedants to adequately evaluate risks; • the use of industry models and changes to these models; Strategic Risk • increased competition and consolidation in the insurance and reinsurance industry; • general economic, capital and credit market conditions, including banking and commercial real estate sector instability, financial market illiquidity and fluctuations in interest rates, credit spreads, equity securities' prices, and/or foreign currency exchange rates and the evolving impacts from tariffs, sanctions or other trade tensions between the U.S. and other countries (including implementation of new tariffs and retaliatory measures); • changes in the political environment of certain countries in which we operate or underwrite business; • the loss of business provided to us by major brokers; • a decline in our ratings with rating agencies; • the loss of one or more of our key executives; • increasing scrutiny and evolving expectations from investors, customers, regulators, policymakers and other stakeholders regarding environmental, social and governance matters; • the adverse impact of contagious diseases on our business, results of operations, financial condition, and liquidity; Credit and Market Risk • the inability to purchase reinsurance or collect amounts due to us from reinsurance we have purchased; • the failure of our policyholders or intermediaries to pay premiums; • breaches by third parties in our program business of their obligations to us Liquidity Risk • the inability to access sufficient cash to meet our obligations when they are due; Operational Risk • changes in accounting policies or practices; • difficulties with technology and/or data security; • the failure of the processes, people or systems that we rely on to maintain our operations and manage the operational risks inherent to our business, including those outsourced to third parties; Regulatory Risk • changes in governmental regulations and potential government intervention in our industry; • inadvertent failure to comply with certain laws and regulations relating to sanctions, foreign corrupt practices, data protection and privacy; and Risks Related to Taxation • changes in tax laws.

3 Be the leading Specialty Underwriter, generating consistent top-quartile diluted book value per common share (“DBVPS”) growth for shareholders AXIS Aspiration

4 AXIS at a Glance Our strategic focus is on Specialty products: Risk transfer solutions that require customized and tailored offerings delivered by underwriting expertise through differentiated distribution channels and customer profiles Insurance Reinsurance Insurance $6.8 billion Reinsurance $2.4 billion $9.2 billion 1 Record Quarterly Operating EPS of $3.29 Record Diluted Book Value per Common Share of $70.34, an increase of 18.6% over the past 12 months 1 Gross Premiums Written (“GPW”) by segment, last twelve months ended 6/30/2025 2Q25 Headlines

5 Compensation clearly tied to value creation Long-Term Incentive program based on annual Adjusted DBVPS growth and Relative Total Shareholder Return Consistent engagement with investor community — e.g., Investor Day, regular participation in industry and investor conferences Maximum transparency Continuing to invest in profitable business growth Ongoing share repurchases Regular dividends Strategic capital management Fully aligned incentives between management and shareholders Emphasis on generating shareholder value

6 1 Percent of total GPW, last twelve months ended 6/30/2025 2 Includes Cyber insurance only. Cyber reinsurance is included in Professional Lines 3 Includes Agriculture reinsurance, Motor reinsurance, and Run-off lines. 4 Renewable energy is included in Property and Marine & Aviation. Broad, diverse Specialty portfolio Product mix, GPW, last 12 months1 Q2 Group Performance Highlights 22% Property4 21% Cyber2 18% Liability 10% Marine & Aviation4 10% Accident & Health 9% Other3 Credit, Surety & Political Risk 6% 4% $9.2 billion • Gross premiums written were up 3% year over year to $2.5 billion, including new business of $732 million • AXIS achieved record second quarter production • We are delivering strong results, demonstrated by a combined ratio of 88.9% as we lean into targeted, attractive specialty lines. Professional Lines

7 Growth in Specialty Underwriting Portfolio Reshaping ReinsuranceInsurance GPW, last 12 months (“LTM”) Net Premiums Earned, last 12 months (“LTM”) LTM Q2 2021 LTM Q2 2022 LTM Q2 2023 LTM Q2 2024 LTM Q2 2025 38% 62% $7.2B $8.0B $8.1B $8.8B $9.2B 34% 66% 28% 72% 27% 73% 26% 74% LTM Q2 2021 LTM Q2 2022 LTM Q2 2023 LTM Q2 2024 LTM Q2 2025 59% 64% 71% 75% 46% 41% 36% 29% 25% $4.4B $5.0B $5.1B $5.2B $5.5B 54% 28.9% Cumulative growth 23.4% Cumulative growth

8 1 Percent of total GPW, last twelve months ended 6/30/2025 2 Renewable energy is included in Property and Marine & Aviation. Insurance Overview Product mix, GPW, last 12 months1 30% Property 20% Professional Lines Cyber 18% Liability 12%Marine & Aviation 8% 7% Accident & Health 5% $6.8 billion Credit & Political Risk Q2 Insurance Performance Highlights • Gross premiums written for Insurance were up 7% year-over-year to $1.9 billion, including the segment’s highest ever premium volume for a quarter • Underwriting income of $152 million, our-highest ever • Premium growth in the segment was attributable to all lines of business with the exception of Cyber

9 1 Percent of total GPW, last twelve months ended 6/30/2025 2 Run-off lines include Catastrophe, Property, and Engineering Reinsurance Overview Product mix, GPW, last 12 months1 Run-off Lines2Marine & Aviation 27% 20% Credit & Surety Motor 18% Liability 16% Professional Lines 9% 6% Agriculture $2.4 billion Accident & Health 3% 1% • Continued to deliver positive bottom- line results, maintaining commitment to generate consistent profitability and low volatility • Remained selective in Professional Lines and Liability – particularly in North America where despite positive rate momentum, ceding commissions are not commensurate with our portfolio progress Q2 Reinsurance Performance Highlights

10 1 Current accident year combined ratio is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to combined ratio, the most comparable GAAP financial measure, and a discussion of the rationale for its presentation is provided later in this document 2 Current accident year loss ratio is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net losses and loss expenses ratio, the most comparable GAAP financial measure, and a discussion of the rationale for its presentation is provided later in this document 3 Expense ratio includes acquisition cost ratio and underwriting-related general and administrative ratio Improved underwriting performance Consistent profitability Current Accident Year ("CAY") Combined ratio1 CAY loss ratio2 Expense ratio3 93.4% Insurance Reinsurance 99.5% 92.3%93.0% 90.1% 87.4% 89.5% 87.4% 73.2% 72.3% 66.4% 66.7% 26.4% 27.2% 26.6% 25.6% FY 2021 FY 2022 FY 2023 FY 2024 57.8% 57.5% 55.0% 57.6% 34.5% 32.6% 32.4% 31.9% FY 2021 FY 2022 FY 2023 FY 2024 99.6% 92.3% 56.4% 31.0% YTD 2025 68.4% 25.0% YTD 2025

11 "How We Work" leverages our competitive platform, while driving productivity and efficiency How We Work program launched in 2023 to enhance how we operate and how we go to market Simplify operating structures and processes Increase agility and speed to market Deliver efficiencies and capitalize on productivity gains Enhance ability to leverage data, digital and AI capabilities Group G&A Ratio 14.0% 13.2% 13.5% 12.6% 11.6% FY 2021 FY 2022 FY 2023 FY 2024 YTD 2025

12 1 Includes short-term investments, accrued interest receivable, and net receivable/(payable) for investments sold (purchased) 2 Includes equity method investments 3 Includes other investments, equity securities, mortgage loans, cash and cash equivalents, short-term investments, and investment expenses Well-positioned portfolio driving strong investment returns Investment portfolio as of 6/30/2025 Strong Investment Income Total cash and investments Net investment income, in millions All Other Investments 3 Fixed Maturities Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 $191 $205 $196 $208 $187 A+ Weighted average credit rating of fixed maturities portfolio 3.1 year Average duration of fixed maturities (inclusive of duration hedges) 5.0% Market yield of fixed maturities as of June 30th, 2025 4.6% Book yield of fixed maturities 18% Allocation to risk assets 3% 4% $16.3 billion Fixed maturities Cash and equivalents1 Mortgage loans Equity securities Other investments2 77% 9% 7%

13 A.M. Best Financial strength rating AS&P Financial strength rating A+ Capital management aligned with strategy execution Capital Deployment Cycle management and profitable growth Investments in capabilities Capital returns Inorganic opportunities Capital Generation Capital generated annually from operations Further optionality through insurance-linked securities platforms, catastrophe bonds, outward reinsurance, loss portfolio transfer arrangements Efficient capital management and strong balance sheet at 17.6% debt-to-total capital1 1 The debt to total capital ratio is calculated by dividing debt by total capital. Total capital represents the sum of total shareholders’ equity and debt.

14 11.1% 11.0% 18.6% 18.7% 4.3% 7.9% 20.5% 14.4% FY 2022 FY 2023 FY 2024 YTD 2025 Operating ROACE ROACE 1 Annualized operating return on average common equity (“operating ROACE") is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to ROACE, the most comparable GAAP financial measure, and a discussion of the rationale for its presentation is provided later in this document 2 Book value per diluted common share – excluding investment gains (losses) and dividends declared is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to book value per diluted common share, the most comparable GAAP financial measure, is presented in 'Non-GAAP Financial Measures Reconciliation' section of this document. Business Results Annualized Operating ROACE 1 & ROACE $55.49 $59.79 $71.50 $74.96 Q4 2022 Q4 2023 Q4 2024 Q2 2025 13% CAGR Q4 2022-Q2 2025 Book Value Per Diluted Common Share – excluding unrealized investment gains (losses) and dividends declared 2

15

Appendix Non-GAAP Financial Measures Reconciliations

17 Operating Income and Operating Return on Average Common Equity For the six months ended June 30, 2025 and years ended December 31, 2024, 2023, and 2022 (1) Bermuda deferred tax expense in 2025 is due to the amortization of the Bermuda net deferred tax asset related to Bermuda corporate income tax. Bermuda deferred tax benefit in 2024 is due to the recognition of deferred tax assets net of deferred tax liabilities related to Bermuda corporate income tax that is effective for fiscal years beginning on or after January 1, 2025. (2) Tax expense (benefit) associated with the adjustments to net income (loss) available (attributable) to common shareholders. Tax impact is estimated by applying the statutory rates of applicable jurisdictions. Non-GAAP Financial Measures Reconciliation (Unaudited)

18 Operating Income and Operating Income per Diluted Common Share For the three months ended June 30, 2025 and 2024 Non-GAAP Financial Measures Reconciliation (Unaudited)

19 Current Accident Year Combined Ratio – Insurance Segment For the three months ended June 30, 2025 and years ended December 31, 2024, 2023, 2022, and 2021 Non-GAAP Financial Measures Reconciliation (Unaudited)

20 Current Accident Year Combined Ratio – Reinsurance Segment For the three months ended June 30, 2025 and years ended December 31, 2024, 2023, 2022, and 2021 Non-GAAP Financial Measures Reconciliation (Unaudited)

21 Book Value per Diluted Common Share – excluding unrealized investment gains (losses) and dividends declared For the six months ended June 30, 2025 and years ended December 31, 2024, 2023, and 2022 Non-GAAP Financial Measures Reconciliation (Unaudited) (1) Includes cumulative common share dividends declared after the close on December 31, 2022 through to the close of each reporting period. (2) Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding.

22 Rationale for use of Non-GAAP Measures We present our results of operations in a way we believe will be meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements we use are considered non-GAAP financial measures under SEC rules and regulations. In this document, we present operating income (loss) (in total and on a per share basis), annualized operating return on average common equity ("operating ROACE"), current accident year loss ratio, current accident year combined ratio and adjusted book value per diluted common share which are non-GAAP financial measures as defined in SEC Regulation G. We believe that these non-GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Operating Income (Loss) Operating income (loss) represents after-tax operational results exclusive of net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments, amortization of Bermuda net deferred tax asset in 2025 and Bermuda net deferred tax asset in 2024 (“Bermuda deferred tax”). Although the investment of premiums to generate income and investment gains (losses) is an integral part of our operations, the determination to realize investment gains (losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (losses) is somewhat opportunistic for many companies. Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses) and unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders' equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to the performance of our business. Therefore, foreign exchange losses (gains) are excluded from operating income (loss). Reorganization expenses in 2024 primarily related to severance costs attributable to our "How We Work" program which is focused on simplifying our operating structure. Reorganization expenses in 2023 primarily related to impairments of computer software assets and severance costs attributable to our "How We Work" program. Reorganization expenses in 2022 primarily related to severance costs and impairments of computer software assets mainly attributable to our exit from catastrophe and property reinsurance lines of business which was part of an overall approach to reduce our exposure to volatile catastrophe risk. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from operating income (loss). Interest in income (loss) of equity method investments is primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, this income (loss) is excluded from operating income (loss). Bermuda deferred tax expense in 2025 is due to the amortization of the Bermuda net deferred tax asset related to Bermuda corporate income tax . Bermuda deferred tax benefit in 2024 is due to the recognition of deferred tax assets net of deferred tax liabilities related to Bermuda corporate income tax that is effective for fiscal years beginning on or after January 1, 2025. Bermuda deferred tax expense (benefit) is not related to the underwriting process. Therefore, this income (loss) is excluded from operating income (loss). Certain users of our financial statements evaluate performance exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments and Bermuda deferred tax in order to understand the profitability of recurring sources of income. We believe that showing net income (loss) available (attributable) to common shareholders exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments and Bermuda deferred tax reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons. The reconciliation of operating income (loss) to net income (loss) available (attributable) to common shareholders, the most comparable GAAP financial measure, is presented in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

23 Rationale for use of Non-GAAP Measures We also present operating income (loss) per diluted common share and annualized operating ROACE, which are derived from the operating income (loss) measure and are reconciled to the most comparable GAAP financial measures, earnings (loss) per diluted common share and annualized return on average common equity ("ROACE"), respectively, in the 'Non-GAAP Financial Measures Reconciliation' section of this document. Current Accident Year Loss Ratio Current accident year loss ratio represents net losses and loss expenses ratio exclusive of net favorable (adverse) prior year reserve development. We believe that the presentation of current accident year loss ratio provides investors with an enhanced understanding of our results of operations by highlighting net losses and loss expenses associated with our underwriting activities excluding the impact of volatile prior year reserve development. The reconciliation of current accident year loss ratio to net losses and loss expenses ratio, the most comparable GAAP financial measure, is presented in the 'Non-GAAP Financial Measures Reconciliation' section of this document. Current Accident Year Combined Ratio Current accident year combined ratio represents underwriting results exclusive of net favorable (adverse) prior year reserve development. We believe that the presentation of current accident year combined ratio provides investors with an enhanced understanding of our results of operations by highlighting the profitability of our underwriting activities excluding the impact of volatile prior year reserve development. The reconciliation of current accident year combined ratio to combined ratio, the most comparable GAAP financial measure, is presented in the 'Non-GAAP Financial Measures Reconciliation' section of this document. Book Value Per Diluted Common Share – excluding unrealized investment gains (losses) and dividends declared Book value per diluted common share – excluding unrealized investment gains (losses) and dividends declared represents common shareholders' equity exclusive of unrealized gains (losses) on available for sale investments, net of tax and cumulative common dividends declared. We present book value per diluted common share – excluding unrealized investment gains (losses) and dividends declared calculated under the treasury stock method. We believe that this measure, in combination with book value per diluted common share, is useful in assessing value generated for our common shareholders. A reconciliation of adjusted book value per diluted common share to book value per diluted common share, the most comparable GAAP financial measure, is presented in 'Non-GAAP Financial Measures Reconciliation' section of this document.